Exhibit 32

Certification
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of
the Sarbanes - Oxley Act of 2002

In connection with the Annual Report on Form 10-K/ A of American Oriental Bioengineering, Inc. (the “Company”) for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned officer’s knowledge:

i.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tony Liu
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Tony Liu
Chairman and Chief Executive Officer
(Principal Executive Officer)
November 14 , 2011

/s/ Yanchun Li
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Yanchun Li
Chief Financial Officer
(Principal Financial Officer)
November 14 , 2011